FORBEARANCE AGREEMENT

     THIS FORBEARANCE AGREEMENT ("Agreement") dated as of July
22, 2005 by and between AMERICAN WATER STAR, INC., a Nevada corporation ("Company") and LAURUS MASTER FUND, LTD., a Cayman
Islands company ("Laurus").

                           BACKGROUND

     Laurus is the holder of Secured Convertible Term Note dated as of October 26, 2004 in the original principal amount of $5,000,000 made by Company in favor of Laurus (as amended, supplemented, restated or modified from time to time, the "Note") which was issued pursuant to a Securities Purchase Agreement dated as of October 26, 2004 by and between Company and Laurus (as amended, supplemented, restated or modified from time to time, the "Purchase Agreement").

     In connection with the Purchase Agreement, Company entered into, among other agreements, a Registration Rights Agreement dated as of October 26, 2004 (as amended, supplemented, restated or modified from time to time, the "Registration Rights Agreement" and together with the Note, the Purchase Agreement and the other Related Agreements (as defined in the Purchase Agreement), collectively, the "Documents").

     Simultaneously with the execution of this Agreement each of All Star Beverages, Inc., All Star Beverages Arizona, Inc., All Star Beverages JAX, Inc., All Star Beverages Mississippi, Inc. and Hawaiian Tropicals, Inc. (each, a "Subsidiary" and collectively the "Subsidiaries") shall execute and deliver in favor of Laurus a Subsidiary Guaranty and a Master Security Agreement (collectively, the "Subsidiary Documents").

     Various defaults have occurred under the Documents as listed on Exhibit A annexed hereto ("Designated Defaults") by reason of which Laurus has the full legal right to exercise its rights and remedies under the Documents. Company has requested that Laurus forbear for a period of time from exercising its rights and remedies under the Documents. Laurus is prepared to establish a period of forbearance on the terms and conditions set forth below.

                            AGREEMENT

     In consideration of the foregoing and of the mutual promises and covenants herein contained, it is agreed:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Note.

     2. Acknowledgement. Company acknowledges that the Designated Defaults have occurred and exist as of the date hereof, that any and all cure periods set forth in the Documents have expired, and that Company is unconditionally obligated to pay all of its obligations and liabilities to Laurus (collectively, the "Obligations"), all without defense, setoff or counterclaim of any kind or nature whatsoever.

     3. Outstanding Obligations. Company hereby affirms and acknowledges that (i) as of the date hereof, the aggregate outstanding principal amount of the Obligations owing by the Company to Laurus under the Documents equals $5,000,000, (ii) as of July 31, 2005, the aggregate accrued interest and fees owing by the Company to Laurus equals $1,286,098.61 ((i) and (ii) collectively, the "Amount") and (iii) the Amount is a valid obligation of Company and is due and owing without defense, claim, setoff or counterclaim of any kind or nature whatsoever.

     4. Forbearance. During the period commencing on the date hereof and ending on the earlier to occur of (i) October 26, 2007 or (ii) the date of any Forbearance Default (as hereinafter defined) (the "Forbearance Period"), Laurus will forbear from exercising its rights and remedies with respect to the Designated Defaults. Such forbearance shall not derogate from Laurus' right to collect, receive and/or apply proceeds of Company's accounts receivable to the Obligations. Subject to the provisions of
Section 6 hereof, all Obligations owing by the Company to Laurus under the Documents shall be due and payable in full at the end of the Forbearance Period, unless such payment terms are otherwise modified by such other written agreement by and between Company and Laurus.

     5. Forbearance Defaults. Each of the following shall constitute a Forbearance Default:

          (a) the existence of any default (other than a Designated Default) under any Document or any Subsidiary Document;

          (b) Company shall fail to keep or perform any of the terms, obligations, covenants or agreements contained herein;

          (c) any representation or warranty of Company herein shall be false, misleading or incorrect in any respect; or

          (d) the occurrence of a Fraud Event or Laurus' reasonable belief that a Fraud Event has occurred. For purposes hereof, the term
"Fraud Event" shall mean the occurrence of any of the following events: (i) Company or any Subsidiary has misappropriated (or any Subsidiary or Company has caused the other to misappropriate) any proceeds of any Collateral (as defined in the Documents),
(ii) Company or any Subsidiary has embezzled funds from the other, (iii) any Subsidiary and/or Company has converted (or
Company or any Subsidiary has caused the other to convert) any real or personal property of Company or any Subsidiary, including but not limited to any Collateral, (iv) any Subsidiary and/or
Company has committed (or Company or any Subsidiary has caused the other to commit) fraud against Laurus, including any material and willful misrepresentation made (or caused to be made) by any Subsidiary and/or by Company with respect to any of the representations and warranties contained in the Documents or the accuracy of any information provided to Laurus concerning the Collateral, or in any other document delivered to Laurus in connection with the transactions contemplated by the Documents or, (v) any director or shareholder of Company or of any Subsidiary shall have taken any action referred to in any of the foregoing clauses (i) - (iv).

     6. Rights and Remedies. Upon the occurrence of a Forbearance Default, at the option of Laurus, all Obligations shall be immediately due and payable. Upon all Obligations becoming due and payable, Laurus shall be immediately entitled to enforce all of its rights and remedies under the Documents.

     7. Additional Note. In consideration of the agreements set forth herein and notwithstanding anything contained in the Documents to the contrary, all accrued and unpaid interest and fees owing pursuant to the Note and the other Documents through July 31, 2005 shall be evidenced by and payable by Company in accordance with the terms of a Secured Convertible Term Note, dated as of the date hereof (the "Additional Note"), in the form set forth in Exhibit B hereto. The Additional Note will be issued in addition to, and not in replacement or satisfaction of, the Note.

     8. Covenants and Acknowledgments. The Company and All-Star Beverages, Inc., as applicable, (a) shall register the shares of the Company's Common Stock issuable upon the conversion of the Additional Note in the Company's next Registration Statement (as defined in the Registration Rights Agreement), (b) acknowledges that the term "Note" set forth in the Registration Rights Agreement shall mean the collective reference to the Original
Note and the Additional Note and (c) the obligations and liabilities secured by the Master Security Agreement dated as of October 26, 2004 shall include, without limitation, the Company's obligations and liabilities to Laurus hereunder and under the Additional Note.

     9. Representations and Warranties. Company hereby represents and warrants as follows:

          (a) This Agreement, the Additional Note and the Documents are and shall continue to be legal, valid and binding obligations of Company and are enforceable against Company in accordance with their respective terms.

          (b) Company has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and the Additional Note and to perform its obligations hereunder and thereunder. This Agreement and the Additional Note have been duly executed and delivered by Company.

          (c) Company's execution, delivery and performance of this Agreement and the Additional Note does not and will not (i) violate any law, rule, regulation or court order to which Company is subject, (ii) conflict with or result in a breach of Company's Articles of Incorporation or by-laws or any agreement or instrument to which Company is a party or by which it or its properties are bound or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Company, whether not owned or hereafter acquired, other than liens in favor of Laurus.

          (d) Company has no defense, counterclaim or setoff with respect to the Documents or the Additional Note.

          (e) The Designated Defaults are the only Events of Default existing under the Documents as of the date hereof and no other
Events of Default would exist after giving effect to this Agreement and the Additional Note.

          (f) The recitals set forth in the Background paragraph above are truthful and accurate and are an operative part of this Agreement.

          (g) Laurus has and will continue to have a valid first priority lien and security interest in all Collateral, and Company expressly reaffirms all security interests and liens granted to Laurus pursuant to the Documents.

     10. Reaffirmation. Upon the effectiveness of this Agreement, Company hereby reaffirms all covenants, representations and warranties made in the Documents and acknowledges that all such covenants, representations and warranties shall be deemed to have been remade and are true and correct as of the effective date of this Agreement.

     11. Waiver. Company waives and affirmatively agrees not to allege or otherwise pursue any or all defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights that it may have to contest (a) any Designated Defaults which could be declared by Laurus; (b) any provision of the Documents, this Agreement or the Additional Note; (c) the security interest of Laurus in any property, whether real or personal, tangible or intangible, or any right or other interest, now or hereafter arising in connection with the Collateral; or
(d) the conduct of Laurus in administering the financing arrangements between Company and Laurus.

     12. Release. Company hereby releases, remises, acquits and forever discharges Laurus and Laurus' employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Agreement, the Additional Note, the Documents or the Subsidiary Documents (all of the foregoing hereinafter called the "Released Matters"). Company acknowledges that the agreements in this Section are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters.

     13. Effect and Construction of Agreement. Except as expressly provided herein, the Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

          (a) impair the validity, perfection or priority of any lien or security interest securing the Obligations;

          (b) waive or impair any rights, powers or remedies of Laurus under, or constitute a waiver of, any provision of the Documents upon termination of the Forbearance Period; or

          (c) constitute an agreement by Laurus or require Laurus to extend the Forbearance Period, grant additional forbearance periods, or extend the time for payment of any of the Obligations.

     14. Conflicts. In the event of any express conflict between the terms of this Agreement and any of the Documents, this Agreement shall govern.

     15. Presumptions. Company acknowledges that it has consulted with and been advised by its counsel and such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement and has participated in the drafting hereof. Therefore, this Agreement shall be construed without regard to any presumption or rule requiring that it be construed against any one party causing this Agreement or any part hereof to be drafted.

     16. Conditions of Effectiveness. This Agreement shall become effective upon satisfaction of the following conditions precedent: Laurus shall have received (i) two (2) copies of this Agreement executed by Company and consented and agreed to by All-Star Beverages, Inc., (ii) an executed original of the Additional Note, (iii) fully executed originals of the Subsidiary Documents and (iv) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Laurus or its counsel, each of which shall be in form and substance satisfactory to Laurus and its counsel.

     17. Expenses. Company shall pay all costs, fees and expenses of Laurus (including the costs, fees and expenses of Laurus' counsel) incurred by Laurus in connection with the negotiation, preparation, administration and enforcement of this Agreement, which such obligations shall constitute Obligations secured by the Collateral.

     18. Entire Agreement. This Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter hereof. Company has not relied on any agreements, representations, or warranties of Laurus, except as specifically set forth herein. Any promises, representations, warranties or guarantees not herein contained and hereinafter made shall have no force and effect unless in writing, signed by each party hereto. Company acknowledges that it is not relying upon oral representations or statements inconsistent with the terms and provisions of this Agreement.

     19. Further Assurance. Company shall execute such other and further documents and instruments as Laurus may reasonably request to implement the provisions of this Agreement.

     20. Benefit of Agreement. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, any third-party beneficiary of this Agreement. Laurus' agreement to forbear from enforcing certain of its remedies does not in any manner limit Company's obligations to comply with, and Laurus' right to insist upon compliance with, each and every one of the terms of the Documents except as specifically modified herein.

     21. Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     22. Governing Law, Jurisdiction, Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York. Any judicial proceeding brought by or against Company with respect to this Agreement or any related agreement may be brought in any court of competent jurisdiction in the State of New York, County of New York, United States of America, and, by execution and delivery of this Agreement, Company accepts for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.
Nothing herein shall affect the right to serve process in any manner permitted by law or shall limit the right of Laurus to bring proceedings against Company in the courts of any other jurisdiction. Company waives any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Any judicial proceeding by Company against Laurus involving, directly or indirectly, any matter or claim in any way arising out of, related to or connected with this Agreement or any related agreement, shall be brought only in a federal or state court located in the County of New York, State of New York.

     23. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT, THE DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED
OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES
HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, THE
DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED
OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE
AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, DEMAND,
ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT
A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. IN ADDITION, EACH PARTY WAIVES THE RIGHT TO CLAIM OR RECOVER IN ANY SUCH SUIT, ACTION OR PROCEEDING
ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES.

     24. Relief From Automatic Stay. In the event any case is commenced by or against Company under any state or federal bankruptcy or similar laws (as now or hereafter in effect), Company hereby acknowledges and consents that (i) Laurus is entitled to immediate relief from any automatic stay imposed and
(ii) it will not oppose any motion filed by or on behalf of Laurus seeking relief from any automatic stay.

     25. Counterparts; Telecopied Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     26. Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of Company contained herein shall survive the termination of the Forbearance Period and payment in full of the Obligations.
27. Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

     28. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

       [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first written above.

                              AMERICAN WATER STAR, INC.

                              By:________________________
                                   Name:_________________
                                   Title:________________

                              LAURUS MASTER FUND, LTD.

                              By:________________________
                                   Name:_________________
                                   Title:________________

ACCEPTED AND AGREED TO:


ALL-STAR BEVERAGES, INC.


By:_______________________
Name:_____________________
Title:____________________

                            EXHIBIT A

                       DESIGNATED DEFAULTS

The Events of Default arising from Company's failure to pay interest, principal and fees owing to Laurus on and after March
4, 2005 in violation of Section 4.1 of the Note.





                            EXHIBIT B

                     FORM OF ADDITIONAL NOTE



STATE OF ________________     )
                              ) ss.:
COUNTY OF _______________     )

     On this _____ day of July, 2005, before me personally came _____________, to me known, who, being by me duly sworn, did depose and say that she/he is the ________________ of American Water Star, Inc., the corporation described in and which executed the foregoing instrument and that she/he is authorized to execute said instrument on behalf of said corporation.


                              ___________________________
                              Notary Public